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                                                                   Exhibit 10.16

                                WASTE-QUIP, INC,
                       OUTSIDE DIRECTORS STOCK OPTION PLAN
                       -----------------------------------

               Waste-Quip, Inc. hereby adopts a stock option plan for the benefit of certain persons and subject to the terms and provisions set forth below.

               1. DEFINITIONS. The following terms shall have the meanings set forth below whenever used in this instrument:

                      (a) The word "Board" shall mean the Board of Directors of
                          the Company.

                      (b) The word "Code" shall mean the United States
                          Internal Revenue Code (Title 26 of the United States Code).

                      (c) The word "Committee" shall mean the Compensation
                          Committee appointed by the Board.

                      (d) The words "Common Stock" shall mean shares of the
                          no-par value Class A common stock of the Company.

                      (e) The word "Company" shall mean Waste-Quip, Inc., an
                          Ohio corporation, and any successor thereto which shall maintain this Plan.

                      (f) The word "Disability" shall mean the Optionee's
                          inability, due to a physical or mental condition, to continue to serve as a member of the Board, as determined by the Committee pursuant to written certification of such Disability from a physician acceptable to the Committee.

                      (g) The word "Optionee" shall mean any Outside Director
                          to whom a stock option has been granted pursuant to this Plan.

                      (h) The words "Outside Director" shall mean a member of
                          the Board who neither (i) is employed by the Company or a Subsidiary nor (ii) owns beneficially ten percent (10%) or more of the Common Stock.

                      (i) The word "Plan" shall mean this instrument, the
                          Waste-Quip,  Inc. Outside  Directors Stock Option
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                                             Plan, as it is originally adopted
                                             and as it may be amended hereafter.

                              (j) The word "Subsidiary" shall mean any corporation at least 50% of the common stock of which is owned directly or indirectly by the
                                             Company.

               2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide the Outside Directors with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such Outside Directors acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, then the incentive of such Outside Directors to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to such Outside Directors as may be selected to participate in the Plan options to purchase Common Stock on the terms and subject to the conditions set forth in the Plan.

               3. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective on August 10, 1989, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. In the event the Plan is not so approved within twelve (12) months after the date the Plan is adopted, the Plan and any options granted hereunder shall be null and void. If, however, the Plan is so approved, subject to the provisions of Section 8, no further shareholder approval shall be required with respect to the granting of any options pursuant to the Plan.

               4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The Committee shall consist of no fewer than three (3) members, who shall be designated by the Board. Each member of


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the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any amendment of or successsor to such rule as may be in effect from time to time. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have full and final authority in its absolute discretion:

               (a) To select the Outside Directors to whom options will be granted;

               (b) To determine the number of shares of Common Stock subject to any option;

               (c)  To determine the time when options will be granted;

               (d) To determine the option price of Common Stock subject to an option;

               (e)  To determine the time when each option may be exercised;

               (f) To prescribe the form of the option agreements governing the options which are granted under the Plan and to set the provisions of such option agreements as the Committee may deem necessary or desirable provided such provisions are not contrary to the terms and conditions of the Plan;

               (g) To adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

               (h) To construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and


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of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all Optionees under the Plan and upon any person claiming under or through such an Optionee. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

               5. PERSONS ELIGIBLE FOR OPTIONS. Subject to the restrictions herein contained, options may be granted from time to time in the discretion of the Committee only to such Outside Directors, as designated by the Committee, whose initiative and efforts contribute or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. Notwithstanding the preceding sentence, an Outside Director who renounces in writing any right he may have to receive stock options under the Plan shall not be eligible to receive any stock options under the Plan. The Committee may grant more than one option to the same Outside Director.

               6. SHARES SUBJECT TO THE PLAN. Subject to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be Twelve Thousand Five Hundred (12,500) shares of Common Stock. Either treasury or authorized and unissued shares of Common Stock, or both, in such amounts, within the maximum limits of the Plan, as the Committee shall from time to time determine, may be so issued. All shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan to any Outside Director.


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               In the event that subsequent to the date of adoption of the Plan by the Board, the outstanding shares of Common Stock are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change (including, without limitation, any transaction described in Section 425(a) of the Code) or a special dividend or other distribution to the Company's shareholders, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to options, the provisions of the Plan, and option agreements as may be appropriate, equitable and in compliance with the provisions of Section 425(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee. Any such adjustment may, in the discretion of the Committee, provide for the elimination of fractional shares.


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               7. OPTION PROVISIONS.

                      (a) OPTION PRICE. The option price per share of Common Stock under each option granted pursuant to the Plan shall be determined by the Committee at the time of grant, and may be above or below the fair market value of a share of Common Stock on the date the option is granted. Such fair market value shall be determined in accordance with procedures to be established by the Committee. The date on which the Committee approves the granting of an option shall be deemed for all purposes hereunder the date on which the option is granted.

                      (b) PERIOD OF OPTION. The Committee shall determine when each option is to expire but no option shall be exercisable after ten (10) years have elapsed from the date upon which the option is granted.

                      (c) LIMITATION ON EXERCISE AND TRANSFER OF OPTION.
Except as otherwise provided in the event of an Optionee's death, only the Optionee may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Optionee may exercise an option on behalf of the Optionee. No option granted hereunder shall be transferable other than by the Last Will and Testament of the Optionee or, if the Optionee dies intestate, by the applicable laws of descent and distribution. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

                      (d) CONDITIONS GOVERNING EXERCISE OF OPTION. The Committee may, in its absolute discretion, either require that, prior to the exercise of any option granted hereunder, the Optionee shall have been an Outside Director for a specified period of time after the date

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such option was granted, or make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions or conditions with respect to the right to exercise and the time and method of exercise as shall be prescribed by the Committee. Upon satisfaction of any such conditions, the option may be exercised in whole or in part at any time during the option period, but this right of exercise shall be limited to whole shares, unless the Committee shall otherwise provide. Options shall be exercised by the Optionee giving written notice to the Company of the Optionee's exercise of the option accompanied by full payment of the purchase price either in cash or, with the consent of the Committee, in whole or in part in shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made. A dissolution or liquidation of the Company or, unless the surviving corporation assumes said options, a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that during the option period each Optionee shall have the right during the period prescribed in the option agreement prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his option in whole or in part.

                      (e) TERMINATION OF STATUS AS OUTSIDE DIRECTOR, ETC. If an Optionee ceases to be an Outside Director, his option shall, unless otherwise provided in the option agreement between the Optionee and the Company, terminate on the date he ceases to be an Outside Director and neither he nor any other person shall have any rights after the date he ceases to be an Outside Director to exercise all or any part of the


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option. If any option is by the terms of the option agreement exercisable following the Optionee's death, then such option shall be exercisable by the Optionee's estate, or the person designated in the Optionee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

               (f) WAIVER BY COMMITTEE OF CONDITIONS GOVERNING EXERCISE OF OPTION. The Committee may, in its discretion, waive any restrictions or conditions set forth in an option agreement concerning an Optionee's right to exercise any option and/or the time and method of exercise.

          8. AMENDMENTS TO THE PLAN. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's shareholders, shall any action of the Committee or the Board result in:

                    (a) Amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

                    (b) Increasing or decreasing, except as provided in Section 6 hereof, the maximum number of shares for which options may be granted;

                    (c) Decreasing the minimum option price per share at which options may be granted under the Plan, as provided in
                         Section 7(a) hereof;

                    (d) Extending either the maximum period during which an option is exercisable as provided in Section 7(b) hereof or the date on which the Plan shall terminate as provided in Section 11 hereof; or

                    (e) Changing the requirements relating to the Committee; except as necessary to conform the Plan and the option agreements to changes in the Code or other governing law.


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                      9. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The
Committee may condition its grant of any option hereunder upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

                    The Optionee agrees that any shares of no-par value Class A common stock of Waste-Quip, Inc. which he may acquire by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the shares of no-par value Class A common stock of Waste-Quip, Inc. which are subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event Waste-Quip, Inc. is otherwise satisfied that the offer or sale of the shares of no-par value Class A common stock of Waste-Quip, Inc. which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended.

The Company shall not be required to issue any certificates for shares of Common Stock upon the exercise of an option granted under the Plan prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, (ii) the execution by the Optionee of an instrument, in form satisfactory to the Company, which provides that any shares of Common Stock he shall obtain pursuant to the exercise of an option granted under the Plan shall be subject to all of the terms and provisions of the Shareholders' Agreement (as amended) which was originally executed August 4, 1989, by and among the Company and the persons who were then the Company's shareholders, (iii) completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body or private organization (including, without


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limitation, stock exchanges) which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable, and (iv) obtaining an investment representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

          10. GENERAL PROVISIONS.

               (a) OPTION AGREEMENTS NEED NOT BE IDENTICAL. The form and substance of option agreements, whether granted at the same or different times, need not be identical.

               (b) NO RIGHT TO CONTINUE AS AN OUTSIDE DIRECTOR. Nothing in the Plan or in any option agreement shall confer upon any Optionee any right to continue to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit the right of the shareholders of the Company to remove him as a member of the Board with or without cause.

               (c) OPTIONEE DOES NOT HAVE RIGHTS OF SHAREHOLDER. Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a shareholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such Optionee pursuant to the exercise of an option.

               (d) SUCCESSORS IN INTEREST. The Plan shall be binding upon the successors and assigns of the Company.

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               (e) NO LIABILITY UPON DISTRIBUTION OF SHARES. The liability of the Company under the Plan and any distribution of shares of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan.

               (f) USE OF PROCEEDS. The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to the Plan will be used for general corporate purposes.

               (g) EXPENSES. The expenses of administering the Plan shall be borne by the Company.

               (h) CAPTIONS. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

               (i) NUMBER. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

               (j) GENDER. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

               (k) NONQUALIFIED OPTIONS. All options granted under the Plan shall, for purposes of the federal income tax, be nonqualified stock options and shall not be subject to the strictures set forth in Section 422A of the Code relating to incentive stock options.



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                      11. TERMINATION OF THE PLAN. The Plan shall terminate on
August 10, 1999, and thereafter no options shall be granted under the Plan. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms of the option agreements governing such options and the terms and conditions of the Plan.

                      12. Governing Law. The Plan shall be governed by and con-strued in accordance with the laws of the State of Ohio and any applicable federal law.

                      IN WITNESS WHEREOF, WASTE-QUIP, INC., by its appropriate officers duly authorized, has executed this instrument this 10th day of August, 1989.

                                              WASTE-QUIP, INC.



                                              By: /s/ Charles W. Walton
                                                 -----------------------------

                                              And:
                                                  ----------------------------

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